Exhibit 99.1

Strictly Private and Confidential
Energy Services Acquisition Corp.
July 2008

Disclaimer
Forward Looking Statements Certain statements contained herein are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal, monetary and environmental policies of the U.S. Government, changes in government regulations affecting energy companies, acquisitions and the integration of acquired businesses, and the availability of and costs associated with sources of liquidity. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions, which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Table of Contents
I. Overview of Energy Services Acquisition Corp.
II. Industry Overview
III. Acquisition Overview
IV. Financial Overview
V. Transaction Timing

Overview of Energy Services Acquisition Corp.
SECTION I

Overview
. Energy Services Acquisition Corp. (“ESAC,” “Energy Services,” or the “Company”) raised $51.6 million through an IPO in August 2006 via a special purpose acquisition company (“SPAC”)
. Trust Fund balance totaled ~$51.4 million at the end of April 2008 ($5.97/share)
. Energy Services announced in January and February 2008 its intention to acquire ST Pipeline and C.J. Hughes Construction, respectively
– C.J. Hughes is an affiliate of Energy Services
. Both companies provide comprehensive pipeline construction and maintenance services to energy companies operating in the Appalachian basin
– Very attractive market due to dynamics in the energy markets and existing infrastructure connecting its customers to major Eastern Seaboard and Midwest markets
. Total consideration paid and assumed debt of $68.5 million
. 2008E revenues and net income of $170.0 million and $10.8 million, respectively
– Based on an escrow value of $5.97/share, the net earnings multiple being paid is 9.5x
. Completion of the transactions requires the approval of a majority of Energy Services shares issued in the IPO, and not more than 20% of the shares electing redemption

Timeline of Events
August 2006 -Energy Services
Acquisition Corp. IPO January 2008 -Acquisition
2006 2007 2008 of ST Pipeline
February 2008 -Acquisition
May 2007 -C.J. Hughes of C.J. Hughes acquires Nitro Electric

ESA Common Stock Price Performance
$5.00 $5.10 $5.20 $5.30 $5.40 $5.50 $5.60 $5.70 $5.80 $5.90 $6.00 Price ($/share)
1 2 3
ESAC Key Events Related Key Events
1. October 2006: Separate trading of Common Shares August 2006: Energy Services IPO and Warrants commences May 2007: C.J. Hughes acquires Nitro Electric
2. January 2008: ST Pipeline acquisition
3. February 2008: C.J. Hughes acquisition

Key Investment Highlights
. Both companies have experienced management teams with track records of growing and maintaining strong businesses
. Pipeline construction industry continues to enjoy favorable demand due to high energy prices and lack of experienced engineering and construction firms
– Strong demand from both E&P producers as well as gas transmission companies
. Both ST Pipeline and C.J. Hughes have strong connections to the Appalachian Basin, which is becoming one of the most coveted natural resource fields in America
. Multiples paid for two companies are attractive given the long term growth prospects in the industry and in the region
. Synergies between the two companies should be significant due to leveraging of resources in common operating regions, similarities in serviced provided, and economies of scale
. Strong post-acquisition balance sheet will allow flexibility for either organic growth or growth through acquisitions

Key Management
Marshall T. Reynolds – CEO & Chairman
. Significant Investor/Board Member of numerous other companies:
– Chairman of Champion Industries
– Chairman of Portec Rail Products
– Former Chairman of Key Centurion
Bancshares, Inc.
– Former Chairman of C.J. Hughes
Construction (underground utility construction)
..Deep relationships in the region and within the pipeline industry
..Established track-record of building long-term shareholder value
. Proven track record established over 42 years
– Abigail Adams National Bancorp
– KYOWVA Corrugated Container Co.
– Broughton Foods Company
– McCorkle Machine & Engineering
– Chapman Printing
– Pritchard Electric Company
– First Guaranty Bank
– Radisson Hotel Huntington
– First Sentry Bank
– Southern Belle Dairy
– Harrah & Reynolds Corporation
– Summit Bank

Key Management
. James Shafer (ST Pipeline Management)
-Involved in pipeline construction and service business for 40+ years
-Participated in building Alaska pipeline in the 1970’s
-Founded ST Pipeline in 1984
-Proven management abilities
. Edsel Burns (C.J. Hughes Management)
-President of C.J. Hughes since 2002
-Revenue growth over ~400% from 2002 – 2007
-Previously was CFO of the administration line of business at Banc One Corporation and Key
Centurion Bancshares, Inc., based in Huntington, West Virginia
-Management team at C.J. Hughes includes several people who have 30+ years of experience in the pipeline contracting business

Industry Overview
SECTION II

Industry Overview
.Significant energy demand growth based on increasing global population
. Power plants increasingly being built to run on clean natural gas
. High commodity prices leading to E&Ps increasing their focus on unconventional gas plays (such as Appalachia)
. E&P companies will require significant small-diameter piping infrastructure to connect their production to existing laterals or transmission lines Energy (quadrillion Btu) Energy Production vs. Consumption
140 120 100 80 60 40 20 0 Energy Production Energy Consumption
Many indicators point towards an increase in demand for natural gas infrastructure in the U.S.
Source: IEA.

Industry Overview
. Natural gas pipeline construction business divided into three distinct segments:
(1) Small bore pipeline: typically <12” diameter, used in gathering systems connecting natural gas wells to gas facilities and lateral networks
(2) Medium diameter pipeline: typically found in lateral networks that connect field processing facilities and compressor stations to major transmission pipelines
(3) Large bore pipeline: typically >16” diameter, forms major transmission lines that are designed to transport high volumes of natural gas long distances under high pressure
ESAC’s recent acquisitions focus on the medium to large bore pipeline construction
. Pipeline capacity in Appalachia is near full utilization, leading to potential significant long-term demand for ESAC’s services
– E&P producers will require new construction of small-bore pipeline access to move its gas production to market
– Existing pipeline owners will require skilled maintenance and repair teams for upkeep of existing infrastructure
. Strong driver to expand existing pipeline or build new piping connections

Industry Overview
Capital Requirements Competitive Landscape
. Medium / large bore pipeline business requires extensive equipment
– Both companies have strong inventories of required equipment
. Energy demands have created a strong backlog and short lead times for work to be performed
. Availability of skilled and experienced labor force is quickly diminishing due to increase in construction projects
Customer Base
. Customers base:
– Mid-size transmission companies
– Oil processing companies
– E&P companies
. Customers tend to be on a expedited schedule in order to quickly connect producing wells to gathering systems
. Competitors include primarily regional and local contractors rather than multi-regional contractors
. Client’s decision-making process more based on relationships and past performance, although competitive bidding is involved
. Process typically does not include multiple rounds of bids
– Customer base tends to be less price sensitive due to time considerations
– Infrastructure is often the last barrier to connecting gas production to customers
ESAC Strategic Strengths
. Pure focus on energy infrastructure
. Well-established player with deep roots in the Appalachian area
. Experienced, skilled management team and labor force

Industry Overview – Appalachian Basin
. The Appalachian Basin (“Appalachia”) stretches from Alabama to New York Appalachian Basin Property Map
. Appalachia has been producing oil & natural gas since
1859
– Cumulative production of ~5 billion barrels of oil and 50 Tcf (1)
. Appalachian Basin contains ~75.8 Tcfe of undiscovered technically recoverable hydrocarbons (2)
. ~148,000 gas wells and 118,000 oil wells are currently producing in the basin (1)
. Industry players consider the best parts of the basin to be Southeastern Pennsylvania, West Virginia, Ohio, and Eastern Kentucky
– Areas have the highest opportunity value given the presence of multiple pay zones
– Btu content of gas is usually higher than in other areas
(1) Source: Appalachian and Illinois Basin Directors of Interstate Oil and Gas Compact Commission.
(2) Source: U.S. Geological Survey National Assessment of Oil and Gas.

# *Industry Overview – Appalachian Basin*

- Several major interstate pipelines provide takeaway capacity to Appalachian producers
- Pipelines serve major end markets including New York, Boston, Philadelphia, Baltimore/Washington D.C., Chicago, Detroit, Indianapolis, and Cincinnati
- Total takeaway capacity out of Appalachia is ~29.5 Bcf/d and mileage is expected to increase by ~480 miles with currently proposed pipeline expansion projects



VT
NH
NY
PA
OH
NJ
DE
MD
DC
WV
VA
RI
CT
Algonquin
Columbia
Dominion
East Ohio
Kinder Morgan
Tennessee
Texas Eastern
Transcontinental

Source: Platts PowerMap. Above map excludes pipelines with diameter less than 10".

- Major producers in the Appalachian basin include:

CARRIZO

EQUITABLE RESOURCES

EOG Resources

Cabot Oil & Gas Corporation

Penn Virginia Corporation

Chesapeake Natural Gas. Natural Advantages.

EXCO

XTO ENERGY

REX ENERGY.

15

Acquisition Overview
SECTION III

ST Pipeline, Inc.
. Founded in 1984 by James Shafer
. Focuses on the repair and installation of transmission gas pipelines, primarily in the Appalachian Basin
– Current project example: Building 69 miles of 20” pipeline for Equitrans in Kentucky
. Partial list of customers:

ST Pipeline, Inc.
Summary of Earnings ($ in millions)
Annual Results Quarterly Results
2008E 2007 2006 Q1 2008 Q1 2007
Revenues $60.0 $100.4 $49.8 $14.5 $17.9
Net Income Before Taxes 10.0 27.9 3.3 3.0 4.1
Pro Forma After Tax Net Income $6.0 $16.8 $2.0 $1.8 $2.4
EBITDA $29.2 $4.5 $3.3 $4.4
Backlog $5.4 $57.3 $14.3 $70.0 (1)
Purchase Price
. $19.2 million cash
– $16.2 million paid at closing
– $3.0 million of deferred payments over 3 years . ESAC is also assuming $0.5 million in debt
Note: Assumes a tax rate of 40%.
(1) Q1 2007 backlog is estimated.

C.J. Hughes Construction, Inc.
. Transaction includes C.J. Hughes and its wholly owned subsidiary Nitro Electric (purchased in May 2007)
. C.J. Hughes business
– Performs repairs and installation of gas pipelines in the Appalachian basin
– Provides electrical services to various commercial and industrial customers
– Provides installation of water and sewer lines
– Provides various installation and repair services for the Oil industry
. Current project example: Building 11 miles of 36 inch pipe for Spectra Energy
. Partial listing of customers:

C.J. Hughes Construction, Inc.
Summary of Earnings
($ in millions)
Annual Results Quarterly Results
2008E 2007 2006 Q1 2008 Q1 2007
Revenues $110.0 $75.3 $31.6 $21.7 $7.1
Net Income Before Taxes 8.0 2.8 (0.1) 0.5 (0.5)
Pro Forma After Tax Net Income $4.8 $1.6 N/M $0.3 N/M
EBITDA $5.1 $1.2 $1.2 ($0.2)
Backlog $71.6 $18.6 $53.0 $15.2
Purchase Price
. $34.0 million
– $17.0 million in cash
– $17.0 million in stock
. ESAC is also assuming $14.8 million in debt
Note: Assumes a tax rate of 40%.

Transaction Summary
. ~$51.4 million (1) held in the trust account will be used in the following manner and priority:
– Up to ~$10.3 million to holders of initial public offering shares who elect to have their shares redeemed
– Up to $1.0 million to pay the underwriters for the deferred non-accountable expense allowance
– $36.2 million to fund the acquisitions, including $3.0 million payable on a deferred basis (plus
~$500,000 for legal, accounting and other costs relating to the acquisitions)
– $150,000 to repay Marshall T. Reynolds for the cash advance to Energy Services
– Assuming the maximum redemption by the holders of initial public offering shares of ~19.99% of the initial public offering shares
. Balance of ~$6.2 million will remain as working capital
. Assuming no redemption by the holders of initial public offering shares, the balance of ~$16.5 million will remain as working capital
(1) As of April 30, 2008. Balance amount includes any additional interest earned thereon net of withdrawals for operating expenses and taxes as of the closing date.

Implied P/E Assessment
($ in millions)
2008E
Earnings2008E
P/E Multiples
Value with
Warrants
ST Pipeline
C.J. Hughes
$6.0 $4.8 9.5 x 9.5 x $57.0 $45.6
Total $102.6
Excess Cash $3.7
Warrant Cash 101.4
Assumed Debt (15.1)
Energy Services Equity Value $192.6
Fully Diluted Shares (1) 32.3
Implied Equity Value / Share $5.97
Escrow P/E Mid-point Industry P/E
P/E Multiple 9.5 x 17.2 x 24.9 x
Implied Equity Value / Share $5.97 $8.54 $11.10
(1) Assumes maximum redemption.

Financial Overview
SECTION IV

Pro Forma Financial Summary
(US$ in millions)
Five Months Ended May 31, 2008
ST Pipeline C.J. Hughes Total
Revenues $25.2 $48.2 $73.3
Cost of Revenues 19.5 44.0 63.5
Gross margin $5.7 $4.2 $9.8
Administrative expenses 0.6 1.7 2.3
Operating Income $5.1 $2.4 $7.5
Net Income before taxes $5.0 $2.0 $7.1
Pro Forma Taxes (40%) 2.0 0.8 2.8
Pro Forma Net Income $3.0 $1.2 $4.2
EBITDA $5.5 $3.1 $8.6

Pro Forma & Post-Acquisition Financial Statement
Revenue
(US$ in millions)
ST Pipeline C.J. Hughes Total
2005 $22.9 $29.4 $52.3
2006 49.8 31.6 81.4
2007 100.4 75.3 175.7
2008E 60.0 110.0 170.0
Earnings
(US$ in millions)
ST Pipeline C.J. Hughes Total
2005 $1.0 $1.1 $2.1
2006 2.0 (0.0) 2.0
2007 16.8 1.6 18.3
2008E 6.0 4.8 10.8
Assumes a tax rate of 40%.

Pro Forma Financial Information
($ and shares in millions)
Balance Sheet - March 31, 2008
Total Current Assets $55.2 $44.9
Total Assets 111.0 100.8
Short-Term Debt 10.3 10.3
Total Current Liabilities 26.0 26.0
Long-Term Debt 9.6 9.6
Total Liabilities 43.3 43.3
Total Equity 67.7 57.5
Total Liabilities and Stockholders' Equity 111.0 100.8
Income Statement - Full Year Ended September 30, 2007
Revenues $175.7 $175.7
Net Income 17.7 17.4
Shares Outstanding:
Basic 13.7 12.0
Fully Diluted 15.7 13.9
Net Income per Share:
Basic $1.29 $1.45
Fully Diluted $1.13 $1.25
Income Statement - Six Months Ended March 31, 2008
Revenues $95.5 $95.5
Net Income 10.1 10.0
Shares Outstanding:
Basic 13.7 12.0
Fully Diluted 16.2 14.5
Net Income per Share:
Basic $0.74 $0.83
Fully Diluted $0.63 $0.69
No Redemption Maximum Redemption
Note: Fully diluted share count calculated utilizing the treasury stock method.

Excess Cash Calculation
Excess Cash
($ in millions)
Held in Trust (April 30, 2008) $51.4
Redemption (10.3)
Fees (1.0)
Consideration (36.2)
Loan Repayment (0.2)
Excess Cash $3.7
Note: Numbers may not be exact due to rounding.

Outstanding Shares Data
(shares in millions)
No Redemption Maximum Redemption
Public Shares Outstanding 8.6 6.9
Insider Shares 2.2 2.2 10.8 9.0
Shares Issued to CJH 3.0 3.0
Shares Outstanding 13.7 12.0
Insider Warrants 3.1 3.1
Public Warrants 17.2 17.2
Fully Diluted Shares Outstanding 34.0 32.3
Note: Numbers may not be exact due to rounding.

Transaction Timing
SECTION V

Preliminary Transaction Timing
. Record date: June 6, 2008
. Initial meeting date: July 17, 2008
. Proxy solicitor should determine Institutional shareholdings within 3 days or so
. Mailing of Proxies occurred June 16, 2008
. Company meetings with selected fundamental accounts
. Shareholders meeting and close